SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): February 6, 2002


                          WYOMING OIL & MINERALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Wyoming                         0-7919                  83-0217330
----------------------------         ------------            -----------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


           5525 Erindale Dr., Suite 201
            Colorado Springs, Colorado                         80918
     ----------------------------------------                ----------
     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number including area code: (719) 260-8509
                                                           --------------


         (Former name or former address, if changed since last report):

                           330 South Center, Suite 419
                              Casper, Wyoming 82601
                                (former address)

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Item 1. CHANGES IN CONTROL OF REGISTRANT

     Effective February 6, 2002, Wyoming Oil & Minerals, Inc. (the "Company") completed a share exchange with New Frontier Energy, Inc. ("New Frontier"), a privately held Colorado corporation. Under the terms of the share exchange, the shareholders of New Frontier have surrendered their shares of stock in New Frontier for shares of stock in the Company. The New Frontier shareholders became shareholders in the Company, and New Frontier became a wholly owned subsidiary of the Company.

     Consideration issued by the Company in exchange for the New Frontier shares was one share for each share of New Frontier outstanding. The Company shall issue 8,556,923 shares of its common stock, representing approximately 90% of the then issued common stock of the Company. Each New Frontier shareholder shall receive one share of common stock of the Company in exchange for each share of common stock of New Frontier held in their name. As a result of this transaction, the Company experienced a change in control.

     The share exchange was completed pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended. All of the shares sold in the transaction were restricted within the meaning of the 1933 Act and will bear the restrictive legend as required by Rule 144 under the 1933 Act.

     Contemporaneously with the closing of the transaction, a change in management of the Company occurred. Raymond E. McElhaney was appointed as Chairman and all existing officers and directors resigned at closing. At closing Mike Herman, Jack C. Bradley, Jr., Gerard Laheney, Frederick L. Joutz, and Ray Mason resigned as directors and Mike Herman resigned as president. The remaining seats on the Board were filled by Bill M. Conrad and Jubal S. Terry. The Board elected Bill M. Conrad as President and Treasurer, and Raymond E. McElhaney as Secretary.

     As a result of this transaction, the officers and directors of New Frontier as a group shall own 39.19% of the outstanding voting shares of the Company, and shall have assumed control of the Company. The officer and directors of New Frontier, comprised of five individuals, are Jubal S. Terry, Ronald R. McGinnis, Raymond E. McElhaney, Bill M. Conrad and David Beardsley.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     In connection with this transaction, New Frontier became a wholly owned subsidiary of the Company. New Frontier is an independent energy company engaged in oil and natural gas exploitation, acquisition and exploration activities with interests in oil and natural gas properties in Wyoming, Colorado, Montana and Kansas. New Frontier's ownership of these properties is through its wholly owned subsidiary Skyline Resources, Inc. ("Skyline"), a privately held Colorado corporation which it acquired in a share exchange in June 2001. The Company is also engaged in the oil and natural gas business and plans to continue in this business with the assets acquired in this transaction.

     The assets of New Frontier at the time of closing consist primarily of the following oil and natural gas properties which have no proven oil and gas reserves. New Frontier has oil and gas interests in the Slater Dome Coal Bank Draw Prospect, where it owns a 33% working interest in 5108 net acres; the N.E. McClain Field, Nemeha County, Kansas, where it has lease interests in 530 net acres; the Hammond Gas Field, Carter County, Montana, where it owns approximately 17,811 net acres; and the West Salt Creek Prospect, Natrona County, Wyoming, where it has a 12.5% working interest in 3121 gross acres. Skyline has participated in the drilling of nine exploration wells on two of these properties.

     In the Slater Dome Coal Bank Prospect, Skyline entered into an Operating Agreement with Phillips Petroleum Co. ("Phillips"). Phillips is the operator of this field and owns a 50% interest in the property. The Company, through Skyline, is obligated to pay 33% of all costs incurred for exploration or development wells in which it elects to participate. To date, Skyline has made payments of $1,200,000 for drilling expenses under the Operating Agreement.

     Consideration issued by the Company to acquire these assets in the share exchange was 8,556,923 shares of its common stock, as described in Item 1. All of this common stock is restricted from resale under relevant provision of federal and state securities laws. The amount of this consideration was determined by negotiation between representatives of the Company and New Frontier, and was based on such factors as the estimated fair market value of the assets of New Frontier and Skyline, the estimated oil and natural gas reserves that could be produced from the properties, the proximity of the properties to existing producing oil and natural gas properties, the geologic conditions for oil and natural gas production, the wells drilled on the properties, the depth of the drilling objectives, the proximity of the properties to existing natural gas pipelines, the trading price of oil and natural gas, the trading price of the Company's common stock at the time of the negotiations, estimated cash flow and other financial criteria. The Company did not obtain an independent appraisal of New Frontier, Skyline or their assets prior to the acquisition.

Item 5. OTHER EVENTS

     Following the share exchange, the Company has moved its principal place of business to 5525 Erindale Dr., Suite 201, Colorado Springs, Colorado 80918.

Item 6. RESIGNATION OF DIRECTORS

     See Item 1 above for a description of the resignation of directors of the Company. None of such individuals had any disagreements with the Company at the time of their resignation.

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


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Financial statements required to be filed pursuant to the provisions of Regulation S-B will be filed not later than sixty days after the date of filing this Report. Such financial statements will be included in an amendment to this Report.

          (b)  Proforma Financial Information See response to (a) above.

          (c)  Exhibits.

               2.1* Agreement  for  Share  Exchange  and Plan of  Reorganization
                    between the Company and New Frontier Energy, Inc., dated January 11, 2002.

               2.2* First  Amendment to Agreement for Share Exchange and Plan of
                    Reorganization between the Company and New Frontier Energy, Inc., dated February 6, 2002.

___________________________
* Filed herewith.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WYOMING OIL & MINERALS, INC.



Date: February 15, 2002                By: /s/  Bill M. Conrad
                                           -------------------------
                                           Bill M. Conrad, President

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


                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------        -----------------------------------------------------------------
  2.1          Agreement for Share Exchange and Plan of  Reorganization  between
               Wyoming Oil & Minerals,  Inc. and New Frontier Energy, Inc. dated
               January 11, 2002



  2.2 First Amendment to Agreement for Share Exchange and Plan of Reorganization between Wyoming Oil & Minerals, Inc. and New Frontier Energy, Inc., dated February 6, 2002

                                        6